Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the common stock beneficially owned by each of them of Allison Transmission Holdings, Inc. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 14th day of February, 2013.

ONEX CORPORATION

By:	/s/ Andrea E. Daly
Name:	Andrea E. Daly
Title:	Authorized Person

GERALD W. SCHWARTZ

By:	/s/ Gerald W. Schwartz
Name:	Gerald W. Schwartz

ONEX PARTNERS GP INC.

By:	/s/ Andrea E. Daly
Name:	Andrea E. Daly
Title:	Authorized Person

ONEX PARTNERS II GP LP
By:	Onex Partners GP Inc., General Partner

By:	/s/ Andrea E. Daly
Name:	Andrea E. Daly
Title:	Authorized Person

ONEX PARTNERS II LP
By	Onex Partners II GP LP, General Partner
By	Onex Partners Manager LP, its Agent
By	Onex Partners Manager GP ULC, its General Partner

By:	/s/ Andrea E. Daly
Name:	Andrea E. Daly
Title:	Authorized Person

ONEX AMERICAN HOLDINGS II LLC

By:	/s/ Andrea E. Daly
Name:	Andrea E. Daly
Title:	Authorized Person

ALLISON EXECUTIVE INVESTCO LLC

By:	/s/ Andrea E. Daly
Name:	Andrea E. Daly
Title:	Authorized Person

ALLISON EXECUTIVE INVESTCO II LLC

By:	/s/ Andrea E. Daly
Name:	Andrea E. Daly
Title:	Authorized Person

ONEX AMERICAN HOLDINGS SUBCO LLC

By:	/s/ Andrea E. Daly
Name:	Andrea E. Daly
Title:	Authorized Person

OAH WIND LLC

By:	/s/ Andrea E. Daly
Name:	Andrea E. Daly
Title:	Authorized Person

ONEX ALLISON HOLDING LIMITED S.À R.L.

By:	/s/ Andrea E. Daly
Name:	Andrea E. Daly
Title:	Authorized Person

ONEX ALLISON CO-INVEST LP
By:	Onex Partners II GP LP, its General Partner
By:	Onex Partners Manager LP, its Agent
By:	Onex Partners Manager GP ULC, its General Partner

By:	/s/ Andrea E. Daly
Name:	Andrea E. Daly
Title:	Authorized Person

1597257 ONTARIO INC.

By:	/s/ Andrea E. Daly
Name:	Andrea E. Daly
Title:	Authorized Person

ONEX AMERICAN HOLDINGS GP LLC

By:	/s/ Andrea E. Daly
Name:	Andrea E. Daly
Title:	Authorized Person

ONEX US PRINCIPALS LP

By:	/s/ Andrea E. Daly
Name:	Andrea E. Daly
Title:	Authorized Person